================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 8, 2000



                               GTS Duratek, Inc.
                               -----------------
                 (Exact name of registrant as specified in its
                                   charter)



          Delaware                        0-14292                22-2476780
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)



        10100 Old Columbia Road, Columbia, Maryland                  21046
--------------------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code: (410) 312-5100



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                               GTS DURATEK, INC.



Item 2.     Acquisition or Disposition of Assets.

            On June 8, 2000, GTS Duratek, Inc. ("GTS Duratek") acquired the nuclear services business of Waste Management, Inc. ("WMI"). The acquisition was effected as the purchase of all of the outstanding capital stock of Waste Management Federal Services, Inc. ("WMFS") from Rust International, Inc. ("Rust") and all of the outstanding membership interests of Chem-Nuclear Systems, LLC ("Chem-Nuclear") from Chemical Waste Management Inc. ("CWM") and CNS Holdings, Inc. ("CNS"). Each of Rust, CWM and CNS are indirect subsidiaries of WMI. The purchase price was $65 million in cash, consisting of $55 million in cash at closing and $10 million additional cash consideration upon the satisfaction of certain post closing conditions. The purchase price is also subject to certain post closing adjustments.

            The acquired business, known as Waste Management Nuclear Services ("WMNS"), provides low-level radioactive waste management services for the commercial industry and the federal government. WMNS consists primarily of three operating segments: (i) the Federal Services Division which provides radioactive waste handling, transportation, treatment, packaging, storage, disposal, site cleanup and project management services primarily for the U.S. Department of Energy ("DOE") and other federal agencies; (ii) the Commercial Services Division which provides radioactive waste handling, transportation, licensing, packing, disposal and decontamination and decommissioning services primarily to nuclear utilities; and (iii) the Commercial Disposal Division which operates a commercial low-level radioactive waste disposal facility at Barnwell, South Carolina. GTS Duratek generally intends to continue the business of WMNS and to use the assets and facilities of WMNS for essentially the same purposes as they were used prior to the acquisition.

            GTS Duratek financed the purchase price principally from borrowings under its credit facility, which it amended and restated in connection with the acquisition of WMNS. The amended and restated credit facility is a $135 million facility and includes a $45 million revolving line of credit, based on the amount of eligible accounts receivable, to refinance existing indebtedness and to fund working capital requirements, and two term loans totaling $90 million to refinance existing indebtedness and to finance the acquisition of WMNS. Borrowings under the credit facility bear interest at a floating rate based on either LIBOR or a "base rate," plus margins which are subject to adjustment after six months based upon GTS Duratek's leverage ratio at the time. Substantially all of GTS Duratek's assets, excluding real property and inventory, are pledged as collateral under the credit facility. The credit facility has a five year term, except that one of the term loans matures in six and a half years.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) Financial Statements and Pro Forma Financial Information.

            It is impracticable to provide the required financial statements of WMFS and Chem-Nuclear and the pro forma financial information required by this
Item 7 of Form 8-K at this time. The required financial statements and the pro forma financial information will be filed within 60 days of the due date for the filing of this report, in accordance with Item 7(a)(4) of Form 8-K, and in no event later than August 22, 2000.

  (c)       Exhibits

            99.1 GTS Duratek, Inc. Press Release dated June 9, 2000.

            99.2 Purchase Agreement by and among Chemical Waste Management Inc.,
                 Rust International, Inc., CNS Holdings, Inc. and GTS Duratek, Inc. dated March 29, 2000.

            99.3 Amendment No. 1 to Purchase Agreement and Disclosure Letter by
                 and among Chemical Waste Management Inc., Rust International, Inc., CNS Holdings, Inc. and GTS Duratek, Inc. dated June 8, 2000.

            99.4 Second Amended and Restated Credit Agreement dated as of June
                 8, 2000 by and among GTS Duratek, Inc., GTS Duratek Bear Creek, Inc., GTS Duratek Colorado, Inc., Hittman Transport Services, Inc., GTS Instrument Services, Incorporated, General Technical Services, Inc., GTSD Sub III, Inc., GTSD Sub IV, Inc., Frank W. Hake Associates LLC, Chem-Nuclear Systems L.L.C., Waste Management Federal Services, Inc., Waste Management Federal Services of Idaho, Inc., Waste Management Federal Services of Hanford, Inc., Waste Management Technical Services, Inc., Waste Management Geotech, Inc., the Lenders party thereto, First Union National Bank, as Administrative Agent, Credit Lyonnais New York Branch, as Documentation Agent, Fleet National Bank, as Syndication Agent, and First Union Securities, Inc., as Lead Arranger and Book Manager.

            99.5 Second Amended and Restated Security Agreement dated as of June
                 8, 2000 made by GTS Duratek, Inc., GTS Duratek Bear Creek, Inc., GTS Duratek Colorado, Inc., Hittman Transport Services, Inc., GTS Instrument Services, Incorporated, General Technical Services, Inc., GTSD Sub III, Inc., GTSD Sub IV, Inc., Frank W. Hake Associates, L.L.C., Chem-Nuclear Systems, L.L.C., Waste Management Federal Services, Inc., Waste Management Federal Services of Idaho, Inc., Waste Management Federal Services of Hanford, Inc., Waste Management Technical Services, Inc., Waste Management Geotech, Inc., and First Union National Bank, as Collateral Agent.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GTS DURATEK, INC.


Date: June 21, 2000                          By: /s/ Craig T. Bartlett
                                                 ------------------------
                                                 Craig T. Bartlett
                                                 Treasurer

                               INDEX TO EXHIBITS

Exhibit
Number                     Exhibit Description                           Page
-------                    -------------------                           ----

99.1        GTS Duratek, Inc. Press Release dated June 9, 2000.

99.2 Purchase Agreement by and among Chemical Waste Management Inc., Rust International, Inc., CNS Holdings, Inc. and GTS Duratek, Inc. dated March 29, 2000.

99.3 Amendment No. 1 to Purchase Agreement and Disclosure Letter by and among Chemical Waste Management Inc., Rust
            International, Inc., CNS Holdings, Inc. and GTS Duratek, Inc. dated June 8, 2000.

99.4        Second Amended and Restated Credit Agreement dated as of
            June 8, 2000 by and among GTS Duratek, Inc., GTS Duratek
            Bear Creek, Inc., GTS Duratek Colorado, Inc., Hittman Transport Services, Inc., GTS Instrument Services, Incorporated, General Technical Services, Inc., GTSD Sub III, Inc., GTSD Sub IV, Inc., Frank W. Hake Associates LLC, Chem-Nuclear Systems L.L.C., Waste Management Federal Services, Inc., Waste Management Federal Services of
            Idaho, Inc., Waste Management Federal Services of
            Hanford, Inc., Waste Management Technical Services, Inc., Waste Management Geotech, Inc., the Lenders party thereto, First Union National Bank, as Administrative Agent, Credit Lyonnais New York Branch, as Documentation Agent, Fleet National Bank, as Syndication Agent, and First Union Securities, Inc., as Lead Arranger and Book Manager.

99.5 Second Amended and Restated Security Agreement dated as of June 8, 2000 made by GTS Duratek, Inc., GTS Duratek
            Bear Creek, Inc., GTS Duratek Colorado, Inc., Hittman Transport Services, Inc., GTS Instrument Services, Incorporated, General Technical Services, Inc., GTSD
            Sub III, Inc., GTSD Sub IV, Inc., Frank W. Hake Associates, L.L.C., Chem-Nuclear Systems, L.L.C., Waste Management Federal Services, Inc., Waste Management Federal Services of
            Idaho, Inc., Waste Management Federal Services of Hanford, Inc., Waste Management Technical Services, Inc., Waste Management Geotech, Inc., and First Union National Bank, as Collateral Agent.